                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934
                              ---------------------

                        Date of Report (Date of earliest
                        event reported) October 13, 1997
                                 ---------------

                                   IRIDIUM LLC
             (Exact name of registrant as specified in its charter)

    DELAWARE             0-22637-01           52-1984342
(State or other       (Commission File     (I.R.S.Employer
jurisdiction of           Number)           Identification)
organization)                                Number)

                   1575 EYE STREET, N.W., WASHINGTON, DC 20005
                                 (202) 326-5600
               (Address, including zip code, and telephone number,
            including area code, of Registrant's principal executive
                                    offices)
                                 ---------------

                           IRIDIUM CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE            333-31741-03          52-2048739
(State or other       (Commission File     (I.R.S.Employer
jurisdiction of           Number)           Identification)
organization)                                Number)

                   1575 EYE STREET, N.W., WASHINGTON, DC 20005
                                 (202) 326-5600
                                 ---------------

                        IRIDIUM WORLD COMMUNICATIONS LTD.
             (Exact name of registrant as specified in its charter)

    BERMUDA                         0-22637             52-2025291
(State or other                 (Commission File      (I.R.S.Employer
jurisdiction of                      Number)           Identification)
organization)                                          Number)

            CLARENDON HOUSE, 2 CHURCH STREET, HAMILTON HM 11, BERMUDA
                                  (441)295-5950
               (Address, including zip code, and telephone number,
            including area code, of Registrant's principal executive
                                    offices)



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                                 ---------------

                                 IRIDIUM IP LLC
             (Exact name of registrant as specified in its charter)

    DELAWARE            333-31741-01         52-2048736
(State or other       (Commission File     (I.R.S.Employer
jurisdiction of           Number)           Identification)
organization)                                Number)


                   1575 EYE STREET, N.W., WASHINGTON, DC 20005
                                 (202) 326-5600
                                 --------------

                               IRIDIUM ROAMING LLC
             (Exact name of registrant as specified in its charter)

    DELAWARE            333-31741-02         52-2048734
(State or other       (Commission File     (I.R.S.Employer
jurisdiction of           Number)           Identification)
organization)                                Number)


                   1575 EYE STREET, N.W., WASHINGTON, DC 20005
                                 (202) 326-5600



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Item 5.  Other Events

               On October 10, 1997, Iridium LLC and Iridium Capital Corporation priced the sale of $300,000,000 aggregate principal amount of 11 1/4% Senior Notes due 2005 to be sold to a group of initial purchasers in an unregistered offering.

               A copy of the related press release of October 13, 1997 is attached as an exhibit hereto.

               On October 21, 1997, Motorola Satellite Communications informed Iridium LLC that Motorola had experienced a problem with one of the IRIDIUM satellites prior to its attaining final orbit. Motorola advised Iridium LLC that
(i) it has factored satellite loss into its planning for constellation deployment, (ii) it remains on course for commercial service activation in September 1998 and (iii) Iridium will not bear the financial risk for loss of the satellite.

               A copy of the related press release of October 21, 1997 is attached as an exhibit hereto.

Item 7.  Exhibits

Exhibit Number                   Description
--------------                   -----------
     99.1                        Press Release - Debt Financing
     99.2                        Press Release - Satellite Anomaly

Item 9.  Sales of Equity Securities Pursuant to Regulation S

               On October 17, 1997, Iridium LLC and Iridium Capital Corporation issued $300 million aggregate principal amount of 11 1/4% Senior Notes due 2005, Series C (the "Notes") in an unregistered offering pursuant to Rule 144A ("Rule 144A") and Regulation S ("Regulation S") of the Securities Act of 1933 (the "Securities Act"). The Notes are guaranteed by Iridium IP LLC and Iridium Roaming LLC (the "Guarantees" and, together with the Notes, the "Securities").

               Of the Securities issued, $295,900,000 aggregate principal amount were sold to Qualified Institutional Buyers (as defined in Rule 144A) in compliance with Rule 144A, and $4,100,000 aggregate principal amount were sold to certain Non-U.S. Persons (as defined in Regulation S) in reliance on Regulation S.

               Chase Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and BT Alex. Brown Incorporated acted as the Initial Purchasers (collectively, the "Initial Purchasers") for the Securities. The total offering price to investors for the Securities was $300,000,000, with the discounts to the Initial Purchasers totaling $6,750,000.

               The Notes are not convertible or exchangeable into equity securities.




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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    IRIDIUM LLC


                                    By      /s/ F. Thomas Tuttle
                                       --------------------------
                                       Name:   F. Thomas Tuttle
                                       Title:  Vice President, General
                                               Counsel and Secretary

                                    IRIDIUM CAPITAL CORPORATION


                                    By      /s/ F. Thomas Tuttle
                                       --------------------------
                                       Name:   F. Thomas Tuttle
                                       Title:  Secretary


                                    IRIDIUM WORLD COMMUNICATIONS LTD.


                                    By      /s/ F. Thomas Tuttle
                                       --------------------------
                                       Name:   F. Thomas Tuttle
                                       Title:  Assistant Secretary


                                    IRIDIUM ROAMING LLC


                                    By      /s/ F. Thomas Tuttle
                                       --------------------------
                                       Name:   F. Thomas Tuttle
                                       Title:  Authorized Signatory


                                    IRIDIUM IP LLC


                                    By      /s/ F. Thomas Tuttle
                                       --------------------------
                                       Name:   F. Thomas Tuttle
                                       Title:  Authorized Signatory


Date: October 21, 1997




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                                  EXHIBIT INDEX


Exhibit Number                   Description
--------------                   -----------
     99.1                        Press Release - Debt Financing
     99.2                        Press Release - Satellite Anomaly




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